SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                          May 18, 1999



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



1600 Smith Street, Dept. HQSEO, Houston, Texas            77002
  (Address of principal executive offices)             (Zip Code)


                         (713) 324-2950
      (Registrant's telephone number, including area code)
Item 5.Other Events.

On May 18, 1999, Continental Airlines, Inc. issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release.

              99.2  Biography of New Director.

                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek
                                      Jeffery A. Smisek
                                      Executive Vice President
                                      and General Counsel


May 18, 1999

                        EXHIBIT INDEX


99.1  Press release, dated May 18, 1999.

99.2  Biography of New Director.

                                                    Exhibit 99.1


CONTINENTAL AIRLINES ANNOUNCES ELECTION
OF KIRBYJON H. CALDWELL TO BOARD OF DIRECTORS

      HOUSTON, May 18, 1999 -- Continental Airlines (NYSE: CAL and CAL.A) announced today that Kirbyjon H. Caldwell has been elected to its board of directors. He replaces former U.S. Sen. Lloyd Bentsen, who recently declined to stand for re-election for personal reasons.
      Bentsen, former U.S. Secretary of the Treasury and one-time Democratic Party vice presidential nominee, was elected to Continental's board in September 1996.
      "Senator Bentsen has served the board extremely well," said Gordon Bethune, chairman and chief executive officer of Continental Airlines. "His friendship, wisdom and insight have been invaluable, and we will miss him very much."
      Caldwell, a prominent Houston clergyman and former investment banker and Wall Street broker, was elected to Continental's board of directors at today's stockholders meeting.
      "We're pleased to welcome Pastor Caldwell to our Board," said Bethune. "He is a widely-respected community leader whose business acumen and community spirit will be of tremendous value. He will bring a fresh, new perspective to our business."

-More-
KIRBYJON CALDWELL/Page 2
      Caldwell, an MBA graduate from the University of Pennsylvania's Wharton School of Business, worked at First Boston Corporation and at a Houston-based investment banking firm before becoming pastor of Windsor Village United Methodist Church, one of the largest churches in Texas. He is a well-known social entrepreneur whose economic reform programs have captured attention nationwide. Newsweek magazine named Caldwell to its "Century Club" list of 100 People to Watch in the year 2000 and beyond. Similarly, he has also been featured in FORTUNE magazine, The Wall Street Journal, U.S. News & World Report and various television news shows.
      In addition to Continental Airlines, Caldwell serves on numerous business and civic organization boards of directors, including Chase Bank of Texas National Association, Chase Bank of Texas - Houston Region, Memorial Hermann Healthcare System and the Greater Houston Partnership, a business development group.
      Caldwell, a native of Houston, is pastor of Windsor Village United Methodist Church and author of a recently published book, The Gospel of Good Success.
      Continental Airlines is the fifth largest airline in the U.S., offering more than 2,200 departures daily to 127 domestic and 79 international destinations. Operating major hubs in Newark, Houston and Cleveland, Continental (http://www. continental.com) has extensive service throughout the Americas, and to Europe and Asia. Continental recently initiated a
-More-
KIRBYJON CALDWELL/Page 3
strategic global alliance with Northwest Airlines. Continental is in the top half of FORTUNE magazine's "100 Best Companies to Work for in America," and has won first or second place
Frequent Flyer magazine and J.D. Power awards for four
consecutive years.   Continental has received numerous awards for
its BusinessFirst premium cabin (Conde' Nast Traveler, OAG Official Airline Guides, Entrepreneur and Smart Money magazines), OnePass frequent flyer program (InsideFlyer's Freddie Awards) and overall operations and management (Air Transport World's 1997 Airline of the Year).

###

                                                    Exhibit 99.2


Biography of New Director

Kirbyjon H. Caldwell, age 45       Director since May 18, 1999.
                                   Senior Pastor of Windsor
                                   Village United Methodist
                                   Church, Houston, Texas since
                                   1982.  Director of: Chase Bank
                                   of Texas National Association;
                                   Chase Bank of Texas - Houston
                                   region; Memorial Hermann
                                   Healthcare System; the Greater
                                   Houston Partnership.